   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 2003

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                          SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)
                             ---------------------

                      NEW JERSEY                                             22-1918501
           (State or other jurisdiction of                                (I.R.S. Employer
            incorporation or organization)                             Identification Number)

                            2000 GALLOPING HILL ROAD
                          KENILWORTH, NEW JERSEY 07033
                                 (908) 298-4000
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                             ---------------------
                             JOSEPH J. LAROSA, ESQ.
         STAFF VICE PRESIDENT, SECRETARY AND ASSOCIATE GENERAL COUNSEL
                            2000 GALLOPING HILL ROAD
                          KENILWORTH, NEW JERSEY 07033
                                 (908) 298-4000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                             ---------------------
       Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

       If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

       If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

       If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-102970

       If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If the delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 TITLE OF EACH CLASS OF SECURITIES        PROPOSED MAXIMUM AGGREGATE                   AMOUNT OF
          TO BE REGISTERED                  OFFERING PRICE (1)(2)                   REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
Debt Securities.....................             $400,000,000                           $32,360
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(o) solely for purposes of calculating the registration fee.

(2) If any debt securities are issued at an original issue discount, such greater amount as shall result in net proceeds of $400,000,000 to the registrant.

       THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) under the Securities Act of 1933.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

       This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both as promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (File No. 333-102970) filed by Schering-Plough Corporation with the Securities and Exchange Commission on February 5, 2003, as amended on May 13, 2003, which was declared effective by the Commission on May 13, 2003, are incorporated herein by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended, Schering-Plough Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Kenilworth, State of New Jersey, on November 21, 2003.

                                          SCHERING-PLOUGH CORPORATION

                                          By: /s/ ROBERT BERTOLINI
                                            ------------------------------------
                                              Robert Bertolini
                                              Executive Vice President and
                                              Chief Financial Officer

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and dates indicated.

              SIGNATURE                             CAPACITY                     DATE
              ---------                             --------                     ----

           /s/ FRED HASSAN               Chairman of the Board, Chief      November 21, 2003
--------------------------------------   Executive Officer, President
             Fred Hassan                 and Director and Principal
                                         Executive Officer


         /s/ ROBERT BERTOLINI            Executive Vice President and      November 21, 2003
--------------------------------------   Chief Financial Officer
           Robert Bertolini


         /s/ THOMAS H. KELLY             Vice President and Controller     November 21, 2003
--------------------------------------   and Principal Accounting
           Thomas H. Kelly               Officer


                  *                      Director                          November 21, 2003
--------------------------------------
           Hans W. Becherer


                  *                      Director                          November 21, 2003
--------------------------------------
          David H. Komansky


                  *                      Director                          November 21, 2003
--------------------------------------
          Eugene R. McGrath


                  *                      Director                          November 21, 2003
--------------------------------------
           Donald L. Miller


                  *                      Director                          November 21, 2003
--------------------------------------
          Carl E. Mundy, Jr.


                  *                      Director                          November 21, 2003
--------------------------------------
        Richard de J. Osborne

              SIGNATURE                             CAPACITY                     DATE
              ---------                             --------                     ----


                  *                      Director                          November 21, 2003
--------------------------------------
          Patricia F. Russo


                  *                      Director                          November 21, 2003
--------------------------------------
          Kathryn C. Turner


                  *                      Director                          November 21, 2003
--------------------------------------
        Robert F. W. van Oordt


                  *                      Director                          November 21, 2003
--------------------------------------
          Arthur F. Weinbach


 By:          /s/ E. KEVIN MOORE
        ------------------------------
                E. Kevin Moore
               Attorney-in-fact

              EXHIBIT INDEX TO REGISTRATION STATEMENT ON FORM S-3

EXHIBIT NO.   EXHIBIT
-----------   -------
  5.1         Opinion of Joseph J. LaRosa, Esq.
  5.2         Opinion of Lowenstein Sandler PC.
 15.1         Acknowledgement of Deloitte & Touche LLP.
 23.1         Consent of Deloitte & Touche LLP.
 23.2         Consent of Joseph J. LaRosa, Esq. (included in Exhibit 5.1).
 23.3         Consent of Lowenstein Sandler PC. (included in Exhibit 5.2).
 24.1         Power of Attorney (included on signature page of
              registrant's Registration Statement on Form S-3 (File No.
              333-102970), filed on February 5, 2003, as amended, and
              incorporated herein by reference).